SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 13, 2005


                         CASTLE & MORGAN HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


Delaware                                  333-112754         32-0104570
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(State or other jurisdiction              (Commission        (IRS Employer
of incorporation or organization)         File number)       Identification No.)


                          180 Varick Street. 13th Floor
                               New York, NY 10014
               (Address of principal executive offices) (Zip Code)


                                 (310) 396-1691
              (Registrant's Telephone Number, Including Area Code)


                1175 Walt Whitman Road, Melville, New York 11747
                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

      On May 31, 2005, 2005, Castle & Morgan Holdings, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Gaha Ventures, LLC, Altitude Group, LLC, David Cantor, and Fountainhead Investments, Inc., as sellers (each a "Seller" and collectively, the "Sellers") and R&R Biotech Partners, LLC and Moyo Partners, LLC as purchasers (each a "Purchaser" and collectively the "Purchasers").

      At the closing (the "Closing") of the transactions set forth in the Securities Purchase Agreement, the Sellers sold to the Purchasers an aggregate of 1,192,292 shares (the "Shares") of the Company's common stock, which is approximately 31.36% of the outstanding capital stock of the Company and assigned to Purchasers one-half of Seller's interest in a Convertible Note (the "Note"), due from the Company to Seller in the principal amount of $52,920. The Purchasers paid to the Seller, in the aggregate, $215,611.25 in cash as the purchase price for the Shares and the interest in the Note. The Closing of the transactions set forth in the Securities Purchase Agreement occurred on June 13, 2005. The Securities Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K.

      In addition, the Sellers and the Purchasers, in the aggregate, purchased an additional 1,061,889 shares of the Company's Common Stock from several unrelated third party sellers and they may acquire additional shares as available.

      As a result of these transactions, the Sellers and the Purchasers now own the following number of the Company's shares and the following respective percentages of the outstanding common stock of the Company:

                                                                   Percentage of
Name                                Number of Shares Acquired         Company
---------------                     -------------------------      -------------

Gaha Ventures, LLC(1)                            861,618               22.62%
Altitude Group, LLC(2)                           258,486                6.79%
David Cantor                                     120,627                3.17%
Fountainhead Investments, Inc.(3)                482,506               12.67%
R&R Biotech Partners, LLC(4)                   1,378,589               36.19%
Moyo Partners, LLC(5)                            344,647                9.05%

(1) Jodi Kirsch owns 100% of the outstanding membership interests in Gaha Ventures, LLC and therefore is the beneficial owner of the 861,618 shares held by Gaha Ventures, LLC.
(2) Dr. Michael Kreizman owns 100% of the outstanding membership interests in Altitude Group, LLC and therefore is the beneficial owner of the 258,486 shares held by Altitude Group, LLC.
(3) Peter Zachariou controls Fountainhead Investments, Inc. and therefore is the beneficial owner of the 482,505 shares held by Fountainhead Investments, Inc.
(4) ARF Trust, Steven A Horowitz, Trustee and Edward Rubin indirectly control R&R Biotech Partners, LLC and therefore are the beneficial owners of the shares held by this entity.
(5) Arnold Kling controls Moyo Partners, LLC and therefore is the beneficial owner of the shares held by this entity.


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      The one-half interest in the principal balance of the Note which was acquired by the Purchasers was allocated pro-rata to the Purchasers based on the number of shares acquired by each Purchaser.

      None of the Purchasers are affiliated and there is no agreement or understanding among the Purchasers as to how they will vote, transfer or otherwise dispose of their shares.

      Each Purchaser used his, her or its personal funds or working capital, as applicable, to acquire the Shares and the interest in the Note from the Sellers. None of the Purchasers borrowed any funds to acquire the Shares or the interest in the Note.

      Prior to the Closing of the transactions contemplated by the Securities Purchase Agreement, the Purchasers were not affiliated with the Company. Certain of the Purchasers will be deemed affiliates of the Company after the Closing as a result of their stock ownership interest in the Company.

      The Securities Purchase Agreement provided that from and after the Closing, on notice to the Company, Purchasers shall be entitled to appoint one representative to the Board of Directors of the Company and the Company and the Sellers agreed to take whatever action may be required to effect such appointment.

                         SECTION 2-FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Convertible Note

      On or about February 26, 2005, the Company entered into a Loan Agreement ("Loan Agreement") with Internet Finance International Corporation, as Lender, relative to an obligation of the Company to repay the sum of $52,920.00 to Lender on demand. On or about March 10, 2005, the obligation evidenced by the Loan Agreement was assigned by the Lender to Gaha Ventures, LLC, Altitude Group, LLC, David Cantor and Fountainhead Investments, Inc. (collectively, the "Assignees"). By the terms of the Loan Agreement, the obligation evidenced thereby was convertible at the sole discretion of the Lender into equity or towards the exercise of an option or warrant in the Company within ten (10) days advance written notice by Lender to the Company pursuant to an agreed upon conversion price at the time of the conversion.

      On or about March 11, 2005, the Assignees advised the Company that they were willing to extend the maturity of the obligation evidenced by the Loan Agreement to July 31, 2006 on the condition that the Company enter into the Note with the Assignees containing the following principal terms;

      Face Amount:            $52,920.00
      Maturity:               July 31, 2006
      Interest:               3% per annum
      Payments:               Principal and interest payable in full at maturity
      Conversion:             Convertible in whole or in part into the Company's
                              Common Stock at a conversion price of $0.025 per share

      On April 1, 2005, the Company's Board of Directors concluded that it was in the best interests of the Company to accept the Assignees' agreement to defer the maturity date of the obligation evidenced by the Loan Agreement to July 31, 2006 and that in recognition thereof, the Company would agree to the terms proposed by the Assignees and to fix the conversion price at $0.025 per share. The conversion price was determined to be reasonable given the Company's current inability to pay the obligation and potential default thereon and the lack of any meaningful public market at the time for the Company's Common Stock. The Company then executed the Note which embodied the aforementioned terms. By its terms, the Convertible Note superceded in its entirety the terms of the Loan Agreement. The Note is filed as Exhibit 10.2 to this Form 8-K.


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

      Pursuant to the terms of the Securities Purchase Agreement and concurrent with the closing thereunder, the Assignees assigned a fifty per cent (50%) interest in the Convertible Note to the Purchasers. This assignment took place on June 13, 2005. The Allonge and Partial Assignment of Convertible Note dated May 31, 2005 is filed as Exhibit 10.3 to this Form 8-K.

                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of the Registrant

      See Item 1.01 above for information concerning a change in control of the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      The Securities Purchase Agreement provided that from and after the Closing, on notice to the Company, Purchasers shall be entitled to appoint one representative to the Board of Directors of the Company and the Company and the Sellers agreed to take whatever action may be required to effect such appointment. As of the date of this Form 8-K, no appointment has been made.

                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit 10.1 - Securities Purchase Agreement, dated May 31, 2005, among the Company, the Seller and the Purchasers.

Exhibit 10.2 - Convertible Note dated April 1, 2005, among the Company and the Assignees.

Exhibit 10.3 - Allonge and Partial Assignment of Convertible Note, dated May 31, 2005, among the Seller and Purchasers.


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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CASTLE & MORGAN HOLDINGS, INC.


Date: June 17, 2005                    By: /s/ Geoffrey Alison
                                           -------------------------------------
                                       Geoffrey Alison
                                       President and Chief Executive Officer


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                                  EXHIBIT INDEX

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Exhibit Number    Description
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10.1              Stock Purchase Agreement, dated May 31, 2005, among the
                  Company, the Seller and the Purchasers.
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10.2              Convertible Note dated April 1, 2005, among the Company and the Assignees.
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10.3              Allonge and Partial Assignment of Convertible Note, dated May
                  31, 2005, among the Seller and Purchasers
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